UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 30, 2026
Date of Report (date of earliest event reported)

LITHIA MOTORS, INC.
(Exact name of registrant as specified in its charter)

Oregon	001-14733		93-0572810
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

150 N. Bartlett Street	Medford	Oregon	97501
(Address of principal executive offices)			(Zip Code)
(541) 776-6401
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock without par value	LAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 30, 2026, Lithia Motors, Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”). The shareholders of the Company voted on the four matters described below. With respect to all matters, each share of Common Stock is entitled to one vote.

The Company’s inspector of election certified the following voting results:

Proposal 1: Election of Directors

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Sidney B. DeBoer	20,535,705	359,509	11,054	1,455,270
Bryan B. DeBoer	20,875,060	22,840	8,368	1,455,270
Richard J. Bailey, Jr.	20,873,706	24,113	8,449	1,455,270
Priya C. Huskins	20,741,577	157,409	7,282	1,455,270
James E. Lentz	19,512,901	1,385,560	7,807	1,455,270
Stacy C. Loretz-Congdon	20,695,982	202,416	7,870	1,455,270
Shauna F. McIntyre	19,342,881	1,551,125	12,262	1,455,270
Cassandra F. McKinney	19,517,071	1,381,828	7,369	1,455,270
Louis P. Miramontes	19,486,115	1,407,214	12,939	1,455,270
Heidi L. O'Neill	20,873,494	24,430	8,334	1,455,270

Proposal 2: Advisory vote to approve the compensation of the Company's named executive officers

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
17,305,726	3,590,110	10,432	1,455,270

Proposal 3: Ratification of Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2026

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,635,870	716,654	9,014	—

Proposal 4: Shareholder proposal requesting a change to our board leadership structure, if properly presented.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,227,366	16,647,183	31,719	1,455,270

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 1, 2026		LITHIA MOTORS, INC.
		By:	/s/ Tina Miller
Tina Miller
Chief Financial Officer, Senior Vice President and Principal Accounting Officer